UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018 (December 7, 2018)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

New Loan Agreement with Morgan Stanley Bank, N.A.

On December 7, 2018, HOME SFR Borrower, LLC (“HOME Borrower”), a subsidiary of Front Yard Residential Corporation (the “Company”), entered into a new loan agreement (the “MS Loan Agreement”) for an aggregate principal amount of approximately $505.0 million (the “MS Loan”) among HOME Borrower, as borrower; Morgan Stanley Bank, N.A. (“Morgan Stanley”) and such other persons that may from time to time become a party to the MS Loan, as lenders; Morgan Stanley Mortgage Capital Holdings LLC, as administrative agent; and Wells Fargo Bank, N.A., as paying agent and calculation agent. Pursuant to the MS Loan Agreement, the MS Loan has a five year term and an interest rate of 1-month LIBOR plus a fixed spread of 1.80%. The MS Loan Agreement can be prepaid without penalty at any time after December 7, 2021, and is secured by the equity interests in HOME Borrower and mortgages on the 4,262 single-family residential rental properties financed under the MS Loan (the “SFR Properties”).

Also on December 7, 2018, with a portion of the proceeds of the MS Loan, HOME Borrower repaid in full and terminated its prior financing of the SFR Properties pursuant to a loan agreement, dated as of October 7, 2016 (the “MSR Loan Agreement”) among HOME Borrower and MSR Lender, LLC (“MSR Lender”). The loan made pursuant to the MSR Loan Agreement had an aggregate principal amount of $489.3 million, a maximum term of five years and bore interest at an annual rate of 1-month LIBOR plus a weighted average spread of 3.285%.

The MS Loan Agreement requires that HOME Borrower comply with various affirmative and negative covenants that are customary for loans of this type, including, but not limited to, limitations on indebtedness that HOME Borrower can incur, limitations on sales and dispositions of its properties, various restrictions on the use of cash generated by the operations of the properties while the MS Loan is outstanding and certain financial covenants related to the Company.

The foregoing description of the MS Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the MS Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to the Property Management Services Agreements with MSR

On December 7, 2018, concurrently with the entry into the MS Loan Agreement, HOME Borrower entered into an amendment (the “PMA Amendment”) to its Property Management Services Agreement dated September 30, 2016 (the “PMA”) with Main Street Renewal, LLC (“MSR”), the property manager for the SFR Properties under the terminated MSR Loan Agreement. The PMA Amendment provides for the orderly transition of property management for the SFR Properties to the Company's internal property management platform and the termination of the PMA. Pursuant to the PMA Amendment, HOME Borrower will continue to pay the costs and fees under the PMA associated with the property management services and will pay an aggregate amount of $3,500,000 to MSR for the transition services contemplated thereunder. It is anticipated that the transition of property management for the SFR Properties from MSR to the Company’s internal property management platform will be completed by March 30, 2019.

Also on December 7, 2018, separate wholly owned subsidiaries of the Company, HOME SFR Borrower II, LLC (“HOME Borrower II”), HOME SFR Borrower III, LLC (“HOME Borrower III”) and HOME SFR Borrower IV, LLC (“HOME Borrower IV” and, collectively with HOME Borrower II and HOME Borrower III, the “HOME SFR Subsidiaries”), each entered into separate amendments substantially similar to the PMA Amendment (each such amendment, an “Additional PMA Amendment” and collectively, the “Additional PMA Amendments”). The Additional PMA Amendments amend the Property Management Agreements that each of HOME Borrower II, HOME Borrower III and HOME Borrower IV entered into with MSR, on March 30, 2017, June 29, 2017 and November 29, 2017, respectively (collectively, the “Remaining PMAs”). Once effective, the Additional PMA Amendments will govern the orderly transition of property management from MSR to the Company's internal property management platform for the 3,465 single-family rental properties (the “Remaining SFR Properties”) owned by the HOME SFR Subsidiaries. Upon completion of the transition of the Remaining SFR Properties to the Company's internal property management platform, it is expected that all of the Company’s single-family rental properties will be managed on the Company’s internal property management platform and the Remaining PMAs with MSR will be terminated. Pursuant to the Additional PMA Amendments, the HOME SFR Subsidiaries will continue to pay the costs and fees under the Remaining PMAs associated with the property management services and will pay an aggregate amount of $1,750,000 to MSR for the transition services contemplated thereunder. The effectiveness of each of the Additional PMA Amendments and the transition schedule for the Remaining Properties are subject to, and conditioned upon, the consent of the lender financing the portion of the Remaining Properties owned by each of the HOME SFR Subsidiaries. Depending on the timing of the consent of such lender, the scheduled transition of such Additional Properties is expected to be completed between March 30, 2019 and September 30, 2019.

The foregoing description of the PMA Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the PMA Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Upon completion of the transition of property management of the SFR Properties and the Remaining SFR Properties from MSR to the Company’s internal property management platform as described in item 1.01 above, the PMA and the Remaining PMAs with MSR shall be terminated and shall no longer be of force or effect.

See Item 1.01 above for a description of the termination of the PMA and the Remaining PMAs, which is incorporated herein by reference.

The foregoing description of the PMA does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the PMA, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 3, 2016, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1
Loan Agreement, dated December 7, 2018, among Home SFR Borrower, LLC, as Borrower; Morgan Stanley Bank, N.A. and the other persons from time to time party thereto, as Lenders; Morgan Stanley Mortgage Capital Holdings LLC, as Administrative Agent; and Wells Fargo Bank, N.A., as Paying Agent and Calculation Agent.

10.2	Amendment to Property Management Services Agreement, dated December 7, 2018, among Main Street Renewal LLC, as Manager, and HOME SFR Borrower, LLC, as Owner.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
December 13, 2018	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer